Contingencies	12 Months Ended
Dec. 31, 2024
Contingencies
Contingencies
18.	Contingencies
(a)	Capital commitments

As of December 31, 2024, the Company’s commitments related to leasehold improvements and installation of equipment for hotel operations was RMB22,281, which is expected to be incurred within one year.

(b)	Litigation and contingencies

The Company and its operations from time to time are, and in the future may be, parties to or targets of lawsuits, claims, investigations, and proceedings, including but not limited to non-compliance respect to licenses and permits, franchise and management agreements and lease contracts, which are handled and defended in the ordinary course of business. The Company believes that the ultimate liability, if any, in excess of amounts already provided for these matters in the consolidated financial statements, is not likely to have a material adverse effect on the results of operations, financial condition or cash flows.